SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20543

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 29, 2004

Commission File No. 1-11706

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	52-1796339
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address or principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

CarrAmerica Realty Corporation

Form 8-K

Item 7 Financial Statements and Exhibits

(c)	Exhibits

Exhibits Number
99.1	Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

99.2	Press Release dated July 29, 2004, issued by CarrAmerica Realty Corporation

99.3	Supplemental Quarterly Call Reconciliations

Item 12 Results of Operations and Financial Condition

On July 29, 2004, the Company announced its consolidated financial results for the quarter ended June 30, 2004. A copy of the Company’s earnings press release is furnished as Exhibit 99.2 to this report on Form 8-K. A copy of the Company’s Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004 is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2004

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President and Controller

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EXHIBIT INDEX

Exhibit Number
99.1	Supplemental Operating and Financial Data for the Quarter Ended June 30, 2004

99.2	Press Release dated July 29, 2004

99.3	Supplemental Quarterly Call Reconciliations

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